UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 Amendment No. 1
                                       to
                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 19, 2000


                              ALCHEMY HOLDINGS INC.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                       0-17981                 59-1886450
----------------------------       ------------------          --------------
(State or other jurisdiction     (Commission file number)      (IRS Employer
       of incorporation)                                     Identification No.)

3025 N E 188th Street
Aventura, Florida                                                 33180
------------------------------------                        -----------------
(Address of principal executive offices)                        (Zip Code)

Copy of Communications to:

                                 Mercedes Travis, Esq.
                                 Mintmire & Associates
                                 265 Sunrise Avenue, Suite 204
                                 Palm Beach, FL 33480
                                 (561) 832-5696


Registrant's telephone number, including area code: (305) 932-9230

Item 4 (a). Changes in Registrant's Certifying Accountant

     On January 19, 2000 the Company's accountant's, Callaghan Nawrocki LLP, notified the Company that they were resigning as its independent auditors. The stated reasons were that due to the resignation of three of the four members of the Board of Directors [two of three directors actually resigned], their simultaneous resignation as Officers [one director who resigned elected to remain as an officer and one officer who was not a director resigned] and the withdrawal of corporate counsel, Callaghan Nawrocki LLP preferred not to lend their credibility to the Company's financial statements.

     Callaghan Nawrocki LLP acted as the Company's auditors only for fiscal year 1998. The financial statements for fiscal 1998 contained a going concern qualification but such financial statements did not contain any adjustment for uncertainties stated therein.

     In subsequent correspondence with the successor auditors dated February 11, 2000, Callaghan Nawrocki LLP stated that at the time of their resignation there was no disagreement with the Company relating to accounting principles, disclosure or audit scope, that their earlier letter set forth the entire basis for their resignation and confirmed their cooperation to ensure a smooth transition to the new accounting firm. On February 11, 2000, Callaghan Nawrocki LLP notified the Securities and Exchange Commission ("SEC") that its position as auditors of the Company has ceased.

     The Company, contemporaneous with filing of its Form 8K provided Callaghan Nawrocki LLP with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made therein or it provide a letter in which it stated in what respect it disagreed. Callaghan Nawrocki LLP provided such letter dated 8 March 2000 stating that they agreed with the statements made in the disclosure set out in this Item 4(a) in the Form 8K. The purpose of this Amendment is to file such letter.

Item 4(b). Changes in Registrant's Certifying Accountant.

     On February 1, 2000, the Company engaged the firm of Weinberg & Company, P.A., Town Executive Center, 6100 Glades Road, Suite 314, Boca Raton, FL 33434 as the Company's independent auditors. Such appointment was accepted by Craig Barrie, the Company's President and sole director. Prior to such engagement, the Company had not consulted Weinberg & Company, P.A. on any prior matters, including any matters relative to the application of accounting principles or any subject of disagreement with Callaghan Nawrocki LLP

Item 5. Other Events

     The Company was unprepared for the mass resignation of two of its three Directors and the resignation of two of its four officers. In addition, on January 5, 2000, the Company was advised that Cigarette Racing Team, Inc. had determined not to proceed with the merger that had been contemplated since late 1997. The remaining Director, Craig Barrie was unaware of any difficulties in this matter and was largely dependent upon the day to day management of the Company by Mr. Schild and Ms. Field, both of whom are affiliated with Cigarette Racing Team, Inc.

     Ms. Field notified the Company of her resignation on December 23, 1999. She was the Company's Chief Financial Officer and principally responsible for the financial affairs of the Company. No reason was given for her resignation. Mr. Schild resigned as a Director and as the Company's Secretary on December 23, 1999. No reason was given for his resignation. Mr. Lorow resigned as a Director on January 13, 2000 for personal reasons, but elected to stay on as the Vice President of Hawk Marine Power Inc.

     The resignations of Ms. Field and Mr. Schild occurred right before the Company was required to file its Form 10K for the fiscal year ended September 30, 1999. For that reason, the Company filed a Form NT requesting an extension until early January 2000.

     Further, the Company was unprepared for the resignation its auditors. Such resignation occurred during the extension period for filing on Form 10K. Since the resignation occurred at the beginning of tax season, it took the Company several weeks to establish a satisfactory relationship with a firm and to engage them as independent auditors. The new auditors are working on the audit and expect to complete it within the next few weeks.

     Lastly, the Company was unprepared for the resignation of its corporate counsel, Beckman, Millman, Sanders, the firm that had previously acted in relation to the Company's filings with the SEC. Bechman, Millman, Sanders acted not only for the Company but acted also for Cigarette Racing Team, Inc. It took the Company several weeks to establish a satisfactory relationship with a firm and to engage them as securities counsel.

     Currently the Company is delinquent in this filing and also is delinquent in filing its Form 10Q for the quarter ended December 31, 1999 which was due February 14, 2000. The Company is doing everything in its power to file both reports as quickly as possible.

Item 6. Resignation of Registrant's Directors

     On December 23, 1999, Adam Schild tendered his resignation as Secretary and as a Director of the Company. No reason was given for his resignation in the letter he tendered to the Company. Mr. Schild is employed by Cigarette Racing Team, Inc. that has advised the Company that it does not intend to proceed with its announced merger with the Company.

     On January 13, 2000, Barton (Bud) Lorow tendered his resignation as a Director of the Company due to personal reasons. He remained as Vice President of Hawk Marine Power Inc., the Company's subsidiary, and continues to manage daily operations.

     In  the  case  of  both  resignations,   the  Company  is  unaware  of  any
disagreement any of them have with the Company on any matter relating to the Company's operations, policies or practices, nor have any of these former directors provided a letter outlining any such disagreements.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

16.1        Letter on change of certifying accountant pursuant to Regulation SK
            Section 304(a)(3) [1]
16.2    *   Letter dated March 8, 2000 from Callaghan Nawrocki LLP
17.1        Letter of Resignation from Adam Schild dated December 23, 1999.[1]
17.2        Letter of Resignation from Barton (Bud) Lorow dated January 13, 2000
            [1]

*          Filed herewith
[1]        Previously filed with Form 8K February 24, 2000



                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ALCHEMY HOLDING INC.



Date:      March 9, 2000               By:      /s/ Craig Barrie
                                                ----------------
                                                Craig Barrie,
                                                President